MARCH 1, 2021

SUPPLEMENT TO

HARTFORD MULTIFACTOR INTERNATIONAL FUND

HARTFORD MULTIFACTOR LARGE CAP VALUE FUND,

EACH A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.

PROSPECTUS

DATED JANUARY 28, 2021

This Supplement contains new and additional information and should be read in connection with your Prospectus.

Effective immediately, under the heading “Classes of Shares – Investor Requirements – Class R3, Class R4, Class R5 and Class R6 Shares” in the above referenced Prospectus, the first sentence in the paragraph is deleted in its entirety and replaced with the following:

Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans).

This Supplement should be retained with your Prospectus for future reference.

HV-7573	March 2021